UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

OWL ROCK TECHNOLOGY FINANCE CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-55977	83-1273258
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

399 Park Avenue,
38th Floor
New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 22, 2022, OR Tech Financing I LLC (“OR Tech Financing I”), a wholly owned subsidiary of Owl Rock Technology Finance Corp., entered into an Amended and Restated Credit Agreement (the “A&R Facility”), which amends and restates in its entirety that certain Credit Agreement (as amended, restated, supplemented or otherwise modified prior to December 22, 2022, the “Existing Facility”), dated as of August 11, 2020, by and among OR Tech Financing I, as borrower, Alter Domus (US) LLC, as administrative agent and document custodian, State Street Bank and Trust Company, as collateral agent, collateral administrator and custodian and the lenders party thereto. The A&R Facility provides for, among other things, (a) an extension of the stated maturity date from August 12, 2030 to December 22, 2033, (b) the replacement of the Initial Lender under the Existing Facility with a new Initial Lender, (c) a decrease in the interest spread from 3.50% to 3.25%, (d) the replacement of the LIBOR benchmark provisions under the Existing Facility with term SOFR benchmark provisions, (e) an extension of the Reinvestment Period to December 22, 2025, and (f) the A&R Facility to be permanently reduced, in whole or in part, at the option of OR Tech Financing I, subject to payment of a premium during the two-year Non-Call Period and without penalty or premium thereafter.

The foregoing description of the A&R Facility is not complete and is qualified in its entirety by reference to the full text of such agreement, which is attached hereto as Exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Credit Agreement, dated as of December 22, 2022, by and among OR Tech Financing I LLC, as Borrower, Alter Domus (US) LLC, as Administrative Agent and Document Custodian, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and the Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Owl Rock Technology Finance Corp.

December 23, 2022	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Financial Officer and Chief Operating Officer